      10.3   FORM OF OPTION ASSUMPTION AGREEMENTS FOR EMPLOYEES AND DIRECTORS

                    FORM OF STOCK OPTION ASSUMPTION AGREEMENT
                                   [EMPLOYEE]

Dear Optionee:

          As you know, on October 1, 2007 (the "Closing Date"), Synergy Financial Group, Inc. ("Synergy"), a New Jersey corporation, will merge with and into New York Community Bancorp, Inc. ("NYCB"), a Delaware corporation (the "Merger"). In the Merger, each holder of shares of Synergy common stock will receive 0.80 shares of NYCB common stock for each share of Synergy common stock (the "Exchange Ratio"). Based on our records, as of Closing Date you held one or more outstanding options to purchase shares of Synergy common stock granted to you under the Synergy Financial Group, Inc. 2003 Stock Option Plan or the Synergy Financial Group, Inc. 2004 Stock Option Plan (collectively the "Plans") and documented with a Stock Option Agreement(s) and/or Notice(s) of Grant of Stock Option and any amendment(s) or waiver(s) thereto (collectively, the "Option Agreement") issued to you under the Plan (the "Synergy Options"). In accordance with the Merger, as of the Closing Date, NYCB will assume all obligations of Synergy under the Synergy Options. This Agreement evidences the assumption of the Synergy Options, including the necessary adjustments to the Synergy Options required by the Merger.

         A schedule of your Synergy Options immediately before and after the Merger is attached to this letter. The post-merger adjustments are based on the Exchange Ratio and are intended to: (i) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Merger; and (ii) to the extent applicable by law, to retain incentive stock option ("ISO") status under the Federal tax laws.

         Unless the context otherwise requires, any references in the Plan and the Option Agreement (i) to the "Company" or the "Corporation" means NYCB, (ii) to "Stock," "Common Stock" or "Shares" means shares of NYCB common stock, (iii) to the "Board of Directors" or the "Board" means the Board of Directors of NYCB and (iv) to the "Committee" means the Compensation Committee of the NYCB Board of Directors. All references in the Option Agreement and the Plan relating to your status as an employee of Synergy will now refer to your status as an employee of NYCB or any present or future NYCB subsidiary. To the extent the Option Agreement allowed you to deliver shares of Synergy common stock as payment for the exercise price, shares of NYCB common stock may be delivered in payment of the adjusted exercise price, and the period for which such shares were held as Synergy common stock prior to the Merger will be taken into account.

         The grant date, vesting commencement date, vesting schedule and the expiration date of your converted NYCB Options remain the same as set forth in your Option Agreement, but the number of shares subject to each vesting installment has been adjusted to reflect the Exchange Ratio, as applicable. All other provisions which govern either the exercise or the termination of your converted NYCB Options remain the same as set forth in your Option Agreement, and the provisions of the Option Agreement (except as expressly modified by this Agreement and the Merger) will govern and control your rights under this Agreement to purchase shares of NYCB common stock. Upon your termination of employment with NYCB you will have the limited time period specified in your Option Agreement to exercise your converted NYCB Options. INCENTIVE STOCK OPTIONS EXERCISED MORE THAN THREE MONTHS AFTER THE DATE YOU CEASE TO BE AN EMPLOYEE OF NYCB (ONE YEAR FOR DISABILITY AND TWO YEARS FOR DEATH) WILL BE TREATED AS NON-STATUTORY STOCK OPTIONS FOR TAX PURPOSES.

         To exercise your converted Synergy Options, you must deliver to the NYCB Human Resources Department (i) a written notice of exercise for the number of shares of NYCB common stock you want to purchase, (ii) the adjusted exercise price, and (iii) all applicable withholding taxes. Payment of withholding taxes (where applicable) may be tendered in shares of NYCB common stock or cash. The exercise notice and payment should be delivered to the following address:

                        New York Community Bancorp, Inc.
                           Human Resources Department
                      One Jericho Plaza, 2nd Floor - Wing B
                          Jericho, New York 11753-8905

         Nothing in this Agreement or your Option Agreement interferes in any way with your rights and NYCB's rights, which rights are expressly reserved, to terminate your employment at any time for any reason. Any future options, if any, you may receive from NYCB will be governed by the terms of the NYCB equity incentive plans, and such terms may be different from the terms of your converted Synergy Options, including, but not limited to, the time period in which you have to exercise vested options after your termination of employment.

         Please sign and date this Agreement and return it promptly to the address listed above. If you have any questions regarding this Agreement or your assumed Synergy Options, please contact Felicia Carbo at (516) 942-6142.


                                  NEW YORK COMMUNITY BANCORP, INC.



                                  By:
                                      --------------------------------------
                                  A duly authorized officer of NYCB



                                 ACKNOWLEDGMENT

         The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands that all rights and liabilities with respect to each of his or her Synergy Options hereby assumed by NYCB are as set forth in the Option Agreement, the Plan, and such Stock Option Assumption Agreement.



Dated: ____________________, 2007           By:
                                                -------------------------------
                                                Optionee

                                                                       EXHIBIT A


                OPTIONEE'S OUTSTANDING OPTIONS TO PURCHASE SHARES
                  OF SYNERGY FINANCIAL GROUP, INC. COMMON STOCK
                                  (PRE-MERGER)

Date of Option
Agreement                     Name of Plan                      Number of Options            Exercise Price
------------------------      ----------------------------      -----------------------      -----------------------








                OPTIONEE'S OUTSTANDING OPTIONS TO PURCHASE SHARES
                OF NEW YORK COMMUNITY BANCORP, INC. COMMON STOCK
                                  (POST-MERGER)

Date of Option
Agreement                     Name of Plan                      Number of Options            Exercise Price
------------------------      ----------------------------      -----------------------      -----------------------





                    FORM OF STOCK OPTION ASSUMPTION AGREEMENT
                                   [DIRECTOR]

Dear Optionee:

          As you know, on October 1, 2007 (the "Closing Date"), Synergy Financial Group, Inc. ("Synergy"), a New Jersey corporation, will merge with and into New York Community Bancorp, Inc. ("NYCB"), a Delaware corporation (the "Merger"). In the Merger, each holder of shares of Synergy common stock will receive 0.80 shares of NYCB common stock for each share of Synergy common stock (the "Exchange Ratio"). Based on our records, as of Closing Date you held one or more outstanding options to purchase shares of Synergy common stock granted to you under the Synergy Financial Group, Inc. 2003 Stock Option Plan or the Synergy Financial Group, Inc. 2004 Stock Option Plan (collectively the "Plans") and documented with a Stock Option Agreement(s) and/or Notice(s) of Grant of Stock Option and any amendment(s) or waiver(s) thereto (collectively, the "Option Agreement") issued to you under the Plan (the "Synergy Options"). In accordance with the Merger, as of the Closing Date, NYCB will assume all obligations of Synergy under the Synergy Options. This Agreement evidences the assumption of the Synergy Options, including the necessary adjustments to the Synergy Options required by the Merger.

         A schedule of your Synergy Options immediately before and after the Merger is attached to this letter. The post-merger adjustments are based on the Exchange Ratio and are intended to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Merger.

         Unless the context otherwise requires, any references in the Plan and the Option Agreement (i) to the "Company" or the "Corporation" means NYCB, (ii) to "Stock," "Common Stock" or "Shares" means shares of NYCB common stock, (iii) to the "Board of Directors" or the "Board" means the Board of Directors of NYCB and (iv) to the "Committee" means the Compensation Committee of the NYCB Board of Directors. To the extent the Option Agreement allowed you to deliver shares of Synergy common stock as payment for the exercise price, shares of NYCB common stock may be delivered in payment of the adjusted exercise price, and the period for which such shares were held as Synergy common stock prior to the Merger will be taken into account.

         The grant date, vesting commencement date, vesting schedule and the expiration date of your converted NYCB Options remain the same as set forth in your Option Agreement, but the number of shares subject to each vesting installment has been adjusted to reflect the Exchange Ratio, as applicable. All other provisions which govern either the exercise or the termination of your converted NYCB Options remain the same as set forth in your Option Agreement, and the provisions of the Option Agreement (except as expressly modified by this Agreement and the Merger) will govern and control your rights under this Agreement to purchase shares of NYCB common stock. Upon your termination of service, you will continue to have ten years from the grant date of your Options to exercise your Options.

         To exercise your converted Synergy Options, you must deliver to the NYCB Human Resources Department (i) a written notice of exercise for the number of shares of NYCB common stock you want to purchase, and (ii) the adjusted exercise price. The exercise notice and payment should be delivered to the following address:

                        New York Community Bancorp, Inc.
                           Human Resources Department
                      One Jericho Plaza, 2nd Floor - Wing B
                          Jericho, New York 11753-8905

         Please sign and date this Agreement and return it promptly to the address listed above. If you have any questions regarding this Agreement or your assumed Synergy Options, please contact Felicia Carbo at (516) 942-6142.


                                      NEW YORK COMMUNITY BANCORP, INC.



                                      By:
                                          -------------------------------------
                                          A duly authorized officer of NYCB



                                 ACKNOWLEDGMENT

         The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands that all rights and liabilities with respect to each of his or her Synergy Options hereby assumed by NYCB are as set forth in the Option Agreement, the Plan, and such Stock Option Assumption Agreement.



Dated: ____________________, 2007           By:
                                                --------------------------------
                                                Optionee

                                                                       EXHIBIT A


                OPTIONEE'S OUTSTANDING OPTIONS TO PURCHASE SHARES
                  OF SYNERGY FINANCIAL GROUP, INC. COMMON STOCK
                                  (PRE-MERGER)

Date of Option
Agreement                     Name of Plan                      Number of Options            Exercise Price
------------------------      ----------------------------      -----------------------      -----------------------









                OPTIONEE'S OUTSTANDING OPTIONS TO PURCHASE SHARES
                OF NEW YORK COMMUNITY BANCORP, INC. COMMON STOCK
                                  (POST-MERGER)

Date of Option
Agreement                     Name of Plan                      Number of Options            Exercise Price
------------------------      ----------------------------      -----------------------      -----------------------

